Exhibit 10.10

                                         -------------------------------------
    EMPLOYEE STOCK OWNERSHIP PLAN       |           AMENDMENT NO. 3           |
                  OF                    |                                     |
      WESTFIELD FINANCIAL, INC.         | DOCUMENT:      WA01/3147713         |
                                        | DRAFT DATE:    08/09/05             |
   Effective as of January 1, 2002      |                                     |
Incorporating Amendment Nos. 1 and 2    | BOARD OF DIRECTORS                  |
                                        |  APPROVAL DATE:     AUGUST 23, 2005 |
                                         -------------------------------------

                                  AMENDMENT
                                  ---------

1. Article XIII - Section 13.3(a) of the Plan shall be amended, effective as of March 28, 2005, to read in its entirety as follows:

            (a) Except as provided in section 13.5, the vested portion of the balance credited to a Former Participant's Account shall be distributed to him in a single distribution as of the last Valuation Date to occur in the Plan Year in which he terminates employment with all Affiliated Employers or the Plan Year in which he attains age 65, whichever is later; provided, however, that if the Former Participant elects, at such time and in such manner as the Plan Administrator may prescribe, that distribution be made as of an earlier Valuation Date that coincides with or follows his termination of employment with all Affiliated Employers, distribution shall be made as of such earlier Valuation Date and if the entire vested balance credited to a Former Participant's Accounts is not more than $1,000 then the full vested amount shall be paid as of the earliest practicable Valuation Date following his termination of employment and if at a later time such Account balance is reduced such that it is not greater than $1,000, the Former Participant will receive a distribution of such Account balance. The actual distribution shall be made within sixty days after the applicable Valuation Date. If an Account of a Participant or Former Participant does not contain any vested amounts as of the date of his termination of employment with all Affiliated Employers, a distribution of $0, representing full distribution of the Account, shall be deemed to have been made to the Participant or Former Participant on such date.

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Westfield Financial, Inc. pursuant to authority given by resolution of the Board of Directors.

                                   WESTFIELD FINANCIAL, INC.



                                   By /s/ Donald A. Williams
                                      ---------------------------------------
                                      Name: Donald A. Williams
                                      Title: Chairman/Chief Executive Officer

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